LONG-TERM BANK LOAN	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
LONG-TERM BANK LOAN
NOTE 15:-LONG-TERM BANK LOAN
a.     As part of the Lioli’s acquisition the Company assumed also a bank loan from commercial banks in India. The long-term loan outstanding balance as of December 31, 2020 was $9,543. As of December 31, 2021, the loan is presented under Short-term bank credit due to certain unmet covenents with the bank of India. The loan is denominated in Indian rupee and it bears interest rate of India labor plus 4.5%.
b.     The loan is secured by substantially all the Lioli’s assets. Lioli is committed not to pledge or charge and not to undertake to pledge or charge its general floating assets and in addition not to enter into new loan arrangements without the prior written consent of the bank.